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                                                             Exhibit 2

                               POWERS OF ATTORNEY

         KNOW ALL MEN BY THESE PRESENTS, that each person whose signature appears below hereby constitutes and appoints Mark McDonnell his true and lawful attorney-in-fact, with full power of substitution, to sign any and all instruments, certificates and documents that may be necessary, desirable or appropriate to be executed on behalf of himself as an individual or in his capacity as a general partner of any partnership, pursuant to Sections 13 and 16 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), and any and all regulations promulgated thereunder, and to file the same, with all exhibits thereto, and any other documents in connection therewith, with the Securities and Exchange Commission, and with any other entity when and if such is mandated by the Exchange Act or by the By-laws of the National Association of Securities Dealers, Inc., granting unto said attorney-in-fact full power and authority to do and perform each and every act and thing necessary, desirable or appropriate, fully to all intents and purposes as he might or could do in person, thereby ratifying and confirming all that said attorney-in-fact, or his substitutes, may lawfully do or cause to be done by virtue hereof.

         IN WITNESS WHEREOF, this Power of Attorney has been signed as of the 12th day of February, 2001.

                                   ARCH VENTURE FUND II, L.P.

                                   By: ARCH Management Partners II, L.P.
                                       its General Partner

                                       By: ARCH Venture Partners, L.P.
                                           its General Partner

                                           By: ARCH Venture Corporation
                                               its General Partner

                                               By: /s/ Steven Lazarus
                                                   ----------------------
                                                   Managing Director

                                   ARCH II PARALLEL FUND, L.P.

                                   By: ARCH Management Partners II, L.P.
                                       its General Partner

                                       By: ARCH Venture Partners, L.P.
                                           its General Partner

                                           By: ARCH Venture Corporation
                                               its General Partner

                                               By:              *
                                                   -----------------------------
                                                   Steven Lazarus
                                                   Managing Director


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                                   ARCH MANAGEMENT PARTNERS II, L.P.

                                   By: ARCH Venture Partners, L.P.
                                       its General Partner

                                       By: ARCH Venture Corporation
                                           its General Partner

                                           By: /s/ Steven Lazarus
                                               --------------------------------
                                               Managing Director


                                   ARCH VENTURE PARTNERS, L.P.

                                   By: ARCH Venture Corporation
                                       its General Partner

                                       By: /s/ Steven Lazarus
                                           -------------------------------------
                                           Managing Director

                                   ARCH VENTURE CORPORATION

                                   By: /s/ Steven Lazarus
                                       ---------------------------------------
                                       Managing Director


                                   ARCH VENTURE FUND III, L.P.

                                   By: ARCH Venture Partners, L.L.C.
                                       its General Partner


                                       By: /s/ Steven Lazarus
                                           -------------------------------------
                                           Steven Lazarus
                                           Managing Director


                                   ARCH VENTURE PARTNERS, L.L.C.


                                           By: /s/ Steven Lazarus
                                               ---------------------------------
                                               Steven Lazarus
                                               Managing Director


                                   /s/ Steven Lazarus
                                   -----------------------------------
                                       Steven Lazarus

                                   /s/ Keith Crandell
                                   -----------------------------------
                                       Keith Crandell


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                                   /s/ Robert Nelsen
                                   -----------------------------------
                                       Robert Nelsen

                                   /s/ Clinton Bybee
                                   -----------------------------------
                                       Clinton Bybee


SEC 1745 (6-00)